UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Section 240.14a-12

Verisk Analytics, Inc.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts! VERISK ANALYTICS, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET V05827-P88559 You invested in VERISK ANALYTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 17, 2023 8:00 AM Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VRSK2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT VERISK ANALYTICS, INC. This is an overview of the proposals being presented at the 2023 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by May 16, 2023 the reverse side to vote these important matters. 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Vincent K. Brooks For 1b. Jeffrey Dailey For 1c. Wendy Lane For 1d. Lee M. Shavel For 1e. Kimberly S. Stevenson For 1f. Olumide Soroye For 2. To approve executive compensation on an advisory, non-binding basis. For 3. To recommend the frequency of executive compensation votes on an advisory, non-binding basis. 1 Year 4. To ratify the appointment of Deloitte & Touche LLP as our independent auditor for the 2023 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V05828-P88559